Exhibit 17(a)

                 Form of Voting Instructions Card and Proxy Card
                      for Phoenix-Aberdeen New Asia Series

                            Voting Instructions Card

         Instructions of Policyholder/Contractowner for Voting Shares of

                          The Phoenix Edge Series Fund

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o        Through the Internet at www.proxyweb.com;

o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-800-690-6903;

o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

o        In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix"), hereby instructs Phoenix to cause the shares of Phoenix-Aberdeen New Asia Series, a series of The Phoenix Edge Series Fund ("Fund"), allocable to ("Policyholder") or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on January 27, 2003 at One American Row, Hartford, Connecticut, and at any and all adjournments or postponements thereof, in the manner directed below with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

         THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [x]

NAME OF SERIES:  [                          ]
                  --------------------------

                                               FOR              AGAINST             ABSTAIN
Proposal 1:
----------

REORGANIZATION OF FUND                         [ ]                [ ]                 [ ]

TO CONSIDER AND ACT UPON A
PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF
REORGANIZATION, DATED
JANUARY 27, 2003, AND THE
TRANSACTIONS IT
CONTEMPLATES, INCLUDING
(a) THE TRANSFER OF ALL
OF THE ASSETS OF THE
PHOENIX-ABERDEEN NEW ASIA
SERIES TO PHOENIX-ABERDEEN
INTERNATIONAL SERIES,
ANOTHER SERIES OF THE
PHOENIX EDGE SERIES FUND,
IN EXCHANGE SOLELY FOR
SHARES OF THE
PHOENIX-ABERDEEN
INTERNATIONAL SERIES AND
THE ASSUMPTION BY THE
PHOENIX-ABERDEEN
INTERNATIONAL SERIES OF
ALL KNOWN LIABILITIES OF
THE PHOENIX-ABERDEEN NEW
ASIA SERIES AND (b) THE
DISTRIBUTION OF THE SHARES
OF THE PHOENIX-ABERDEEN
INTERNATIONAL SERIES SO
RECEIVED TO SHAREHOLDERS
OF THE PHOENIX-ABERDEEN
NEW ASIA SERIES IN
COMPLETE LIQUIDATION OF
THE PHOENIX-ABERDEEN NEW
ASIA SERIES.

Proposal 2:
----------

TO CONSIDER AND ACT UPON ANY                   [ ]              [ ]                 [ ]
OTHER BUSINESS AS  MAY
PROPERLY COME BEFORE THE
MEETING AND ANY ADJOURNMENTS
THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.



---------------------------------        ---------------------------------------
Signature of Participant   Date          Signature of Joint Owner(s)        Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                          THE PHOENIX EDGE SERIES FUND

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o        Through the Internet at www.proxyweb.com;

o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-800-690-6903;

o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

o        In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears below. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned shareholder of Phoenix-Aberdeen New Asia Series, a series of The Phoenix Edge Series Fund (the "Fund') hereby appoints Doreen A. Bonner, Noreen M. O'Connell and Matthew A. Swendiman, and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on January 27, 2003 at One American Row, Hartford, Connecticut, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers of the undersigned would possess if personally present voting with respect to the specific matters set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         SPECIFY DESIRED ACTION BY AN "X" MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF EACH OF THE PROPOSALS.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [x]


NAME OF SERIES:  [                          ]
                  --------------------------

                                               FOR            AGAINST         ABSTAIN
Proposal 1:

REORGANIZATION OF FUND                         [ ]              [ ]             [ ]

TO CONSIDER AND ACT UPON A
PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF
REORGANIZATION, DATED
JANUARY 27, 2003, AND THE
TRANSACTIONS IT
CONTEMPLATES, INCLUDING
(a) THE TRANSFER OF ALL
OF THE ASSETS OF THE
PHOENIX-ABERDEEN NEW ASIA
SERIES TO PHOENIX-ABERDEEN
INTERNATIONAL SERIES,
ANOTHER SERIES OF THE
PHOENIX EDGE SERIES FUND,
IN EXCHANGE SOLELY FOR
SHARES OF THE
PHOENIX-ABERDEEN
INTERNATIONAL SERIES AND
THE ASSUMPTION BY THE
PHOENIX-ABERDEEN
INTERNATIONAL SERIES OF
ALL KNOWN LIABILITIES OF
THE PHOENIX-ABERDEEN NEW
ASIA SERIES AND (b) THE
DISTRIBUTION OF THE SHARES
OF THE PHOENIX-ABERDEEN
INTERNATIONAL SERIES SO
RECEIVED TO SHAREHOLDERS
OF THE PHOENIX-ABERDEEN
NEW ASIA SERIES IN
COMPLETE LIQUIDATION OF
THE PHOENIX-ABERDEEN NEW
ASIA SERIES.

Proposal 2:
-----------

TO CONSIDER AND ACT UPON ANY                   [ ]              [ ]                 [ ]
OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------       ---------------------------------------
Signature of Participant   Date        Signature of Joint Owner(s)      Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.